Contingent and Deferred Consideration Payable	12 Months Ended
Dec. 31, 2025
Contingent And Deferred Consideration Payable [Abstract]
Contingent and Deferred Consideration Payable
11.
Contingent and deferred consideration payable

Contingent and deferred consideration mainly relates to merchant buyouts and business combinations that are payable in cash subject to the future financial performance of the acquired portfolios and acquired businesses. Contingent and deferred consideration payable is comprised of the following balances:

Total
Balance at December 31, 2023	$18,706
Payments made during the year	(10,138)
Additions in the year	—
Fair value loss and other	(173)
Balance at December 31, 2024	$8,395
Payments made during the year	(7,319)
Additions in the year	3,234
Fair value loss and other	(1,351)
Balance at December 31, 2025	$2,959
Current portion of contingent and deferred consideration payable	$1,517
Non-current portion of contingent and deferred consideration payable	$1,442

During the year ended December 31, 2025 and 2024, the Company paid $7,319 and $10,138, respectively, of the contingent consideration payable, a majority of which related to a prior period acquisition. The contingent consideration arose as part of the consideration of merchant buyouts, as well as acquisitions in prior periods, and was payable in cash subject to the financial performance of the acquisitions.

The contingent and deferred consideration of $2,959 is classified as a liability on the Consolidated Statements of Financial Position, of which $1,442 is non-current. The remaining estimated amount of contingent consideration relates to merchant buyouts and represents the probable amount of possible payouts.